EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 7, 2001, included or incorporated by reference in Occidental Petroleum Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                                /s/ ARTHUR ANDERSEN LLP

                                                ARTHUR ANDERSEN LLP


Los Angeles, California
June 20, 2001